UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: August 18, 2010
(Date of earliest event reported)
McAfee, Inc.
(Exact Name of Registrant as specified in Charter)

Delaware	Commission File No.:	77-0316593
(State or other Jurisdiction	001-31216	(I.R.S. Employer Identification No.)
of incorporation)
3965 Freedom Circle
Santa Clara, California 95054
(Address of Principal Executive Offices, including zip code)

(408) 346-3832
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          On August 18, 2010, the Chief Executive Officer of McAfee, Inc. (“McAfee”), David G. DeWalt, and the Chief Financial Officer, Jonathan Chadwick, of McAfee each entered into a new employment agreement between himself and Intel Corporation (“Intel”) and McAfee, to be effective immediately prior to the closing of the merger of McAfee with a wholly owned subsidiary of Intel (the “Employment Agreements”). The merger will be effected pursuant to an Agreement and Plan of Merger, dated as of August 18, 2010 (the “Merger Agreement”), by and among Intel, McAfee and Jefferson Acquisition Corporation, a wholly-owned subsidiary of Intel, which McAfee reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission by McAfee on August 19, 2010.
          Effective immediately prior to the closing of the merger, the Employment Agreements will replace the existing offer letter agreements of Mr. DeWalt and Mr. Chadwick and, in exchange for Mr. DeWalt and Mr. Chadwick waiving their rights to terminate their employment in connection with the merger as a result of any change in their duties, authority, reporting relationship and responsibilities and receive substantial benefits under their current change of control and retention agreements (the “Change of Control Agreements”), provide for the following material compensation terms with McAfee, as a wholly owned subsidiary of Intel, following the closing of the merger:
•	The Change of Control Agreements for Mr. DeWalt and Mr. Chadwick with McAfee will continue to be in full force and effect as of and following the merger (until such agreements expire in accordance with their terms), except that, as discussed above, Mr. DeWalt and Mr. Chadwick have each agreed that the newly contemplated duties, authority, reporting relationship and responsibilities that they will have with McAfee, as a subsidiary of Intel following the merger, will not form the basis for a resignation for Change of Control Period Good Reason (as defined in their respective Change of Control Agreements) entitling them to substantial benefits under the Change of Control Agreements. In addition, Messrs. DeWalt and Chadwick have agreed that, except with respect to their McAfee stock options, restricted stock units and performance stock units that were granted prior to August 18, 2010, and are assumed by Intel pursuant to the Merger Agreement, no stock options, restricted stock units, performance stock units or other equity incentive awards granted to them by Intel or McAfee will be subject to the accelerated vesting provisions of the Change of Control Agreements.

•	An annualized base salary of $950,000 for Mr. DeWalt and an annualized base salary of $600,000 for Mr. Chadwick.

•	Eligibility for a target annual bonus of up to $1,050,000 for Mr. DeWalt and eligibility for a target annual bonus of up to $600,000 for Mr. Chadwick.

•	If, at the effective time of the merger, either Mr. DeWalt or Mr. Chadwick holds any outstanding McAfee equity awards that were granted prior to August 18, 2010, the vesting schedule for such outstanding equity awards, to the extent not already vested, will be accelerated by the lesser of (i) a period of one (1) year or (ii) the period of time or number of shares set forth in a schedule to be provided in writing by the executive to Intel within thirty (30) days following August 18, 2010. To the extent that an award (or portion thereof) is scheduled to vest within the time period determined in accordance with the preceding sentence, that award (or portion thereof) will become immediately vested and, to the extent applicable, exercisable at the effective time of the merger.

•	Mr. DeWalt and Mr. Chadwick will be eligible to receive time-based retention payments, provided that they are not terminated for Cause (as defined in the Change of Control Agreement) or resign from their employment for any reason prior to each relevant retention date. Mr. DeWalt is eligible to receive a first retention payment of $2,000,000 (less applicable withholdings) within thirty (30) days of the first anniversary of the closing date of the merger and a second retention payment of $2,000,000 (less applicable withholdings) within thirty (30) days of the second anniversary of the closing date of the merger. Mr. Chadwick is eligible to receive a first retention payment of $300,000 (less applicable withholdings) within thirty (30) days of July 31, 2012, and a second retention payment of $300,000 (less applicable withholdings) within thirty (30) days of July 31, 2013. If Mr. DeWalt or Mr. Chadwick is terminated without Cause prior to either of the retention dates, he will be entitled to receive any unpaid portion of the retention payments, subject to his timely execution and non-revocation of a release of claims, and such payments will generally be made within seven (7) days after the effective date of the release (unless a later payment date is required by the Employment Agreement).

•	Mr. DeWalt and Mr. Chadwick will be eligible to receive performance-based incentive payments, provided that the performance metrics are met and they are not terminated for Cause or resign from their employment for any reason prior to each relevant performance date. Mr. DeWalt is potentially eligible to receive a first performance incentive payment of up to $2,000,000 (less applicable withholdings) if all performance metrics for the 2011 calendar year are achieved and a second performance incentive payment of up to $2,000,000 (less applicable withholdings) if all performance metrics for the 2012 calendar year are achieved. Mr. Chadwick is potentially eligible to receive a first performance incentive payment of up to $450,000 (less applicable withholdings) if all performance metrics are achieved for the 2011 calendar year and a second performance incentive payment of up to $450,000 (less applicable withholdings) if all performance metrics for the 2012 calendar year are achieved. The performance incentive payments payable for 2011 and 2012 will be paid within sixty (60) days following December 31, 2011, and December 31, 2012, respectively. If Mr. DeWalt or Mr. Chadwick is terminated without Cause prior to December 31, 2011, he will be entitled to receive a pro-rated amount of the first performance incentive payment (determined based on the extent to which the performance metrics are achieved and the number of days that have elapsed since January 1, 2011), subject to his timely execution and non-revocation of a release of claims. If Mr. DeWalt or Mr. Chadwick is terminated without Cause after January 1, 2012, but prior to December 31, 2012, he will be entitled to receive a pro-rated amount of the second retention bonus (determined based on the extent to which the performance metrics are achieved and the number of days that have elapsed since January 1, 2012), subject to his timely execution and non-revocation of a release of claims. Payment of any pro-rated performance incentive payments will be made within seven (7) days after the effective date of the release (unless a later payment date is required by the Employment Agreement).

•	Mr. DeWalt will hold the position of President of McAfee, a wholly owned subsidiary of Intel, reporting to the Senior Vice President and General Manager of the Software and Services Group of Intel following the merger.

•	Mr. Chadwick will hold the position of Chief Financial Officer of McAfee, reporting to the President of McAfee following the merger.
          Under each of the Employment Agreements, Mr. DeWalt and Mr. Chadwick will be employed on an “at-will” basis following the merger. However, if Mr. DeWalt or Mr. Chadwick’s employment terminates during the Change of Control Period (as defined in the Change of Control Agreement) under the circumstances described in the Change of Control Agreement (as modified by the Employment Agreement), he will be entitled to the severance benefits set forth in the Change of Control Agreement, on the terms and conditions described therein.

          In addition, on August 18, 2010, McAfee’s other named executive officers (Messrs. Michael P. DeCesare, Mark D. Cochran and Gerhard Watzinger) (the “NEOs”) entered into retention letters with Intel and McAfee (the “Retention Letters”). The Retention Letters provide for the following terms following the closing of the merger:
•	Existing change of control and retention agreements between the NEOs and McAfee will continue to be in full force and effect as of and following the merger (until such agreements expire in accordance with their terms), except that the NEOs have agreed that any change in duties, authority, reporting relationship and responsibilities that is solely attributable to the change in McAfee’s status from that of an independent company to that of a subsidiary of Intel will not form the basis for a resignation for Change of Control Period Good Reason (as defined in their existing change of control agreements) and that such duties, authority, reporting relationship and responsibilities will be substantially the same as their duties, authority, reporting relationship and responsibilities in effect immediately prior to the closing of the merger.

•	The NEOs have agreed that, except with respect to their McAfee stock options, restricted stock units and performance stock units that were granted prior to August 18, 2010, and are assumed by Intel pursuant to the Merger Agreement, no stock options, restricted stock units, performance stock units or other equity incentive awards granted to them by Intel or McAfee will be subject to the accelerated vesting provisions of their existing change of control agreements.

•	The NEOs have agreed and acknowledged that their existing change of control agreements permanently superseded all other prior representations, understandings, undertakings or agreements, including specifically any severance payment provisions of any offer letter or similar arrangement, and that following the expiration of their change of control agreements, they will be eligible for severance benefits only in accordance with McAfee’s then established plans.

•	The NEOs will be eligible to receive time-based retention payments, provided that they are not otherwise terminated for Cause (as defined in their existing change of control agreements) or resign from their employment for any reason prior to each relevant retention date. The NEOs will be eligible to receive the first retention payment within thirty (30) days following July 31, 2012, and the second retention payment within thirty (30) days following July 31, 2013. If an NEO is terminated without Cause prior to a retention payment date, the NEO will be entitled to receive a pro-rated portion of the next scheduled retention payment, subject to the NEO’s timely execution and non-revocation of a release of claims. Payment of the pro-rated retention payment will generally be made within seven (7) days after the effective date of the release (unless a later payment date is required by the NEO’s change of control agreement)

•	The NEOs will be eligible to receive performance-based incentive payments, provided that the performance metrics for the applicable calendar year are met and they are not terminated for Cause or resign from their employment for any reason prior to each relevant performance date. The NEOs will be potentially eligible to receive the first performance incentive payment within sixty (60) days following December 31, 2011, and the second performance incentive payment within sixty (60) days following December 31, 2012. If an NEO is terminated without Cause prior to a performance incentive payment date, the NEO will be entitled to receive a pro-rated portion of the next scheduled performance incentive payment (determined based on the extent to which the performance metrics are achieved and the number of days that have elapsed since January 1 of the performance period applicable to such performance incentive payment), subject to his timely execution and non-revocation of a release of claims. Payment of any pro-rated performance incentive payments will be made within seven (7) days after the effective date of the release (unless a later payment date is required by the Retention Letter or the NEO’s existing change of control agreement).

     The table below illustrates the potential retention and performance-based incentive payments for the NEOs (subject to applicable withholdings).

			Maximum*	Maximum*
			First	Second
			Performance-	Performance-
		Second	Based Incentive	Based Incentive
	First Retention	Retention	Payment Date	Payment Date
	Payment Date	Payment Date	(December 31,	(December 31,
	(July 31, 2012)	(July 31, 2013)	2011)	2012)
Michael P. DeCesare	$300,000	$300,000	$450,000	$450,000
Mark D. Cochran	$195,000	$195,000	$292,500	$292,500
Gerhard Watzinger	$200,000	$200,000	$300,000	$300,000

*	Assumes all performance metrics are achieved.
          The foregoing descriptions of the Employment Agreements and the Retention Letters are qualified in its entirety by the terms of the Employment Agreements or the Retention Letters, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to and incorporated by reference in this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits:
10.1	Executive Employment Agreement, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and David G. DeWalt.

10.2	Executive Employment Agreement, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Jonathan Chadwick.

10.3	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Michael P. DeCesare.

10.4	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Mark D. Cochran.

10.5	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Gerhard Watzinger.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McAfee, Inc.
Date: August 24, 2010	By:	/s/ Jonathan Chadwick
Jonathan Chadwick
Chief Financial Officer

EXHIBIT INDEX
10.1	Executive Employment Agreement, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and David G. DeWalt.

10.2	Executive Employment Agreement, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Jonathan Chadwick.

10.3	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Michael P. DeCesare.

10.4	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Mark D. Cochran.

10.5	Retention Letter, dated as of August 18, 2010, by and among McAfee, Inc., Intel Corporation and Gerhard Watzinger.